                         NOTICE OF GUARANTEED DELIVERY

                                      FOR

                       EXTENDICARE HEALTH SERVICES, INC.

     As set forth in the Prospectus dated           , 1997 (the "Prospectus") of
Extendicare Health Services, Inc. (the "Issuer") and in the accompanying Letter of Transmittal and instructions thereto (the "Letter of Transmittal"), this form or one substantially equivalent hereto must be used to accept the Issuer's Exchange Offer (the "Exchange Offer") to exchange its outstanding 9.35% Senior Subordinated Notes Due 2007 (the "Outstanding Notes") for its 9.35% Senior Subordinated Notes Due 2007 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended, if the Letter of Transmittal or any other documents required thereby cannot be delivered to the Exchange Agent, or the procedure for book-entry transfer cannot be completed, prior to 5:00 P.M., New York City time, on the Expiration Date (as defined herein). This form may be delivered by an Eligible Institution by hand or transmitted by facsimile transmission, overnight courier or mail to the Exchange Agent as set forth below. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON           ,
1998, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS OF OUTSTANDING NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M. ON THE EXPIRATION DATE.

  Delivery To: The Bank of Nova Scotia Trust Company of New York, as Exchange
                                     Agent

                     If by Mail, Hand or Overnight Courier:

               The Bank of Nova Scotia Trust Company of New York
                         One Liberty Plaza, 23rd Floor
                            New York, New York 10006
                              Attention: Pat Keane

                                       or

                                If by Facsimile:

                        (for Eligible Institutions only)

                                 (212) 225-5436

                             Confirm by Telephone:
                                 (212) 225-5427

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION VIA A FACSIMILE, OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal to be used to tender Outstanding Notes is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the Letter of Transmittal.

Ladies and Gentlemen:

     The undersigned hereby tenders to the Issuer, upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the principal amount of Outstanding Notes set forth below pursuant to the guaranteed delivery procedures described under "EXCHANGE OFFER -- Guaranteed Delivery Procedures" in the Prospectus.

     The undersigned understands that tenders of Outstanding Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. The undersigned understands that tenders of Outstanding Notes pursuant to the Exchange Offer may only be withdrawn prior to 5:00 P.M., New York City time, on the Expiration Date pursuant to the procedures described under "EXCHANGE OFFER -- Withdrawal Rights" in the Prospectus. Tenders of Outstanding Notes may also be withdrawn if the Exchange Offer is terminated without any such Outstanding Notes being purchased thereunder or as otherwise provided in the Prospectus.

     All authority thereto conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death, incapacity or dissolution of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

            NOTE: SIGNATURES MUST BE PROVIDED WHERE INDICATED BELOW.

Principal Amount of Outstanding Notes           Name(s) of Holder(s)



________________________________________        ________________________________________



                                                ________________________________________
                                                           Please Print or Type


                                                Address ________________________________



                                                ________________________________________


                                                Area Code and Telephone No.


                                                ________________________________________



                                                Signature(s) ___________________________



                                               ________________________________________



                                                Dated: _________________________________



                                                The Depository Trust Company



                                                Account No. ____________________________

     This Notice of Guaranteed Delivery must be signed by (i) the Holders(s) of Outstanding Notes exactly as its (their) name(s) appear on a security position listing maintained by DTC as the owner of Outstanding Notes or (ii) by person(s) authorized to become Holder(s) by documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information:

                PLEASE PRINT NAME(S) AND ADDRESS(ES) OF PERSON SIGNING ABOVE
Name(s)
                -----------------------------------------------------------------------------

                -----------------------------------------------------------------------------
Capacity:
                -----------------------------------------------------------------------------
Address(es):
                -----------------------------------------------------------------------------

                -----------------------------------------------------------------------------

                -----------------------------------------------------------------------------

                                   GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), hereby guarantees that delivery to the Exchange Agent of a confirmation of the book-entry transfer of such Outstanding Notes into the Exchange Agent's account at The Depository Trust Company, pursuant to the procedures for book-entry transfer set forth in the Prospectus, with delivery of either a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signatures and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date.

     THE UNDERSIGNED ACKNOWLEDGES THAT IT MUST DELIVER THE LETTER OF TRANSMITTAL AND OUTSTANDING NOTES TENDERED HEREBY TO THE EXCHANGE AGENT WITHIN THE TIME PERIOD SET FORTH HEREIN AND THAT FAILURE TO DO SO COULD RESULT IN FINANCIAL LOSS TO THE UNDERSIGNED.

Name of Firm _______________________________    _________________________________
                                                      Authorized Signature

Address ____________________________________    Name ____________________________
                                                      Please Print or Type
____________________________________________
                                    Zip Code    Title ___________________________

Area Code and Telephone No.

____________________________________________    Date ____________________________

Dated: ____________, 1997

      NOTE: DO NOT SEND CERTIFICATES FOR OUTSTANDING NOTES WITH THIS FORM. CERTIFICATES FOR OUTSTANDING NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF
                                  TRANSMITTAL.